Party-in-interest	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Party-in-interest

(6)	Party-in-interest

Parties-in-interest are defined under the Department of Labor regulations as any fiduciary of the Plan, any party rendering service to the Plan, an employer whose employees are covered by the Plan, and certain others. Certain Plan investments are managed by Empower. Empower is the custodian of these assets and provides record keeping services to the Plan; therefore, these transactions qualify as permitted party-in-interest transactions. The Plan Sponsor offers its common stock as an investment option and performs administrative functions to the Plan at no cost. These are also considered permitted party-in-interest transactions. Notes receivable from participants held by the Plan also reflect allowable party-in-interest transactions.